                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 1, 2000


                            BROADBASE SOFTWARE, INC.
--------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        000-26789                                             77-0417081
----------------------------                          --------------------------
       (Commission                                           (IRS Employer
       File Number)                                       Identification No.)

       172 CONSTITUTION DRIVE, MENLO PARK, CA                   94025
----------------------------------------------------- --------------------------
      (Address of principal executive offices)                (Zip Code)

                                 (650) 614-8300
--------------------------------------------------------------------------------
                       (The registrant's telephone number)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

     On February 1, 2000, Broadbase Software, Inc., a Delaware corporation, completed its acquisition of Rubric, Inc., a Delaware corporation ("RUBRIC"), a leading provider of e-marketing software applications. We entered into an Agreement and Plan of Reorganization with Rubric on December 9, 1999 (the "MERGER AGREEMENT").

     The transaction was accomplished by merging a wholly owned subsidiary of Broadbase into Rubric. Rubric survived the merger and became a wholly-owned subsidiary of Broadbase. We intend to account for the transaction as a purchase, and the merger is intended to qualify as a tax-free reorganization.

     In connection with the acquisition, we issued approximately 3.0 million shares of our common stock in exchange for all outstanding shares of Rubric capital stock, and converted outstanding options and warrants to acquire Rubric capital stock into options and warrants to acquire approximately 600,000 shares of our common stock. Of the shares issued, approximately 300,000 shares of our common stock are being held in escrow for a period of one year following the acquisition for the purpose of providing a fund against which we may seek indemnification from former Rubric stockholders for any breaches of representations, warranties or covenants under the Merger Agreement. We are obligated to file a registration statement on Form S-8 with the Securities and Exchange Commission to register the shares of common stock issuable upon exercise of the converted Rubric options and warrants.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

               Rubric, Inc. audited balance sheets and related statements of operations, of stockholders' equity (deficit) and of cash flows as of December 31, 1998 and 1999 and for the years then ended and for the period from inception, September 24, 1997, through December 31, 1997 are incorporated by reference to Broadbase's Registration Statement on Form S-1 (File No. 333-95125), as amended.

     (b)  Pro Forma Financial Information.

          (i) Broadbase Software, Inc. unaudited pro forma combined condensed balance sheet and notes thereto as of December 31, 1999 (incorporated by reference to the Form S-1); and

          (ii) Broadbase Software, Inc. unaudited pro forma combined condensed statement of operations for the year ended December 31, 1999 (incorporated by reference to the Form S-1).

     (c)  Exhibits.

          2.01 Agreement and Plan of Reorganization, dated as of December 9, 1999, among Broadbase, Rubric and a wholly owned subsidiary of Broadbase (incorporated by reference to Exhibit 2.01 to the Form S-1).

          23.01 Consent of PricewaterhouseCoopers LLP, Independent Accountants.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 11, 2000                BROADBASE SOFTWARE, INC.


                                       By: /s/ RUSTY THOMAS
                                           -----------------------------
                                           Rusty Thomas
                                           Executive Vice President and
                                           Chief Financial Officer

                                 EXHIBIT INDEX

  2.01   Agreement and Plan of Reorganization, dated as of December 9,
         1999, among Broadbase, Rubric and a wholly owned subsidiary of Broadbase (incorporated by reference to Exhibit 2.01 to the Form
         S-1).

 23.01   Consent of PricewaterhouseCoopers LLP, Independent Accountants.